Exhibit 99.1

NEWS

For Immediate Release

Editorial Contact: Tracy Benelli

949-754-8633

tracy.benelli@quest.com

Investor Contacts: Thomas Patterson

949-754-8336

thomas.patterson@quest.com

Stephen Wideman

949-754-8142

stephen.wideman@quest.com

QUEST SOFTWARE REPORTS THIRD QUARTER 2011 RESULTS

Third Quarter Revenues of $220.4 Million

ALISO VIEJO, Calif., Nov. 3, 2011 – Quest Software, Inc. (Nasdaq: QSFT) today reported financial results for the quarter ended Sep. 30, 2011. Total revenues were $220.4 million, a 14.2% increase compared to the prior year’s third quarter revenues of $193.0 million. Total revenues for the nine months ended Sep. 30, 2011, were $611.5 million, an 11.1% increase compared to $550.3 million for the same period in 2010. Operating margins were 13.6% and 7.4% for the three months and nine months ended Sep. 30, 2011, respectively as compared to 16.9% and 16.2% for the three and nine months ended Sep. 30, 2010, respectively. On a non-GAAP basis, operating margins were 22.4% and 16.5% for the three and nine months ended Sep. 30, 2011, respectively.

Cash and investments at Sep. 30, 2011, totaled $256.7 million, a decrease of $24.4 million over the comparable balance at June 30, 2011. The decrease was primarily due to stock repurchases of $46.8 million during the quarter. Cash flow from operations was $23.7 million for the three months ended Sep. 30, 2011.

Quest Software Reports Third Quarter 2011 Results – page 2 of 11

“Overall, this was a solid quarter for us on balance,” said Doug Garn, president and CEO of Quest Software. “Our primary focus as we close out this year is to ensure that we execute well going into 2012 and continue to deliver tangible value to our customers.”

GAAP Results

Quest Software’s net income for the third quarter of 2011 was $21.5 million, or $0.25 per fully diluted share. This compares to net income of $28.5 million, or $0.31 per share on a fully diluted basis, for the third quarter of 2010. Operating margin was 13.6% in the third quarter of 2011 compared to 16.9% in the comparable period of 2010, resulting in operating income of $29.9 million, which compares to $32.6 million for the corresponding period in 2010. Net income for the nine months ended Sep. 30, 2011, was $31.4 million, or $0.35 per fully diluted share compared to net income of $61.5 million, or $0.66 per fully diluted share for the same period in 2010.

Non-GAAP Results

On a non-GAAP basis, net income for the third quarter of 2011 was $35.3 million, or $0.41 per fully diluted share. This compares to non-GAAP net income of $36.7 million, or $0.39 per share on a fully diluted basis, for the third quarter of 2010. The non-GAAP operating margin was 22.4% in the third quarter of 2011, resulting in non-GAAP operating income of $49.4 million, compared to non-GAAP operating margin and operating income of 24.5% and $47.4 million, respectively, for the corresponding period in 2010. For the nine months ended Sep. 30, 2011, non-GAAP net income was $74.9 million, or $0.83 per fully diluted share. This compares to non-GAAP net income of $90.2 million, or $0.98 per fully diluted share, for the nine months ended Sep. 30, 2010. The non-GAAP operating margin was 16.5% for the nine months ended Sep. 30, 2011, resulting in non-GAAP operating income of $101.2 million, compared to non-GAAP operating margin and operating income of 23.3% and $128.5 million, respectively, in the comparable period of 2010.

Non-GAAP results exclude the after-tax effects of amortization of intangible assets acquired with business combinations, stock-based compensation expenses, non-recurring compensation expense, acquisition related costs, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. A reconciliation of GAAP to non-GAAP financial results is included with this press release.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Quest Software Reports Third Quarter 2011 Results – page 3 of 11

Change in Consolidated Statement of Cash Flows Presentation

We maintain positions in certain foreign currencies which may at times create unrealized gains or losses. Unrealized gains/losses should be presented as an adjustment to reconcile net income to net cash provided by operating activities in our consolidated statement of cash flows. This change impacts our cash flow presentation and does not impact earnings or cash balances. Management has concluded that this change of presentation is not material to any periods affected. We have adjusted previously reported statement of cash flows to conform to the current year presentation.

Third Quarter 2011 Conference Call Information

Quest Software will host a conference call today, Thursday, Nov. 3, 2011, at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous webcast of the conference call will be available on Quest Software’s website in the Investor Relations section at www.quest.com/company/investor-relations.aspx . A webcast replay will be available on the same website through Nov. 10, 2012. An audio replay of the conference call will also be available through Nov. 10, 2011, by dialing (888) 203-1112 (from the U.S. or Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 3844864.

About Quest Software, Inc.

Quest Software (Nasdaq: QSFT) simplifies and reduces the cost of managing IT for more than 100,000 customers worldwide. Our innovative solutions make solving the toughest IT management problems easier, enabling customers to save time and money across physical, virtual and cloud environments. For more information about Quest solutions for administration and automation, data protection, development and optimization, identity and access management, migration and consolidation, and performance monitoring, go to www.quest.com.

Quest Software Reports Third Quarter 2011 Results – page 4 of 11

# # #

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward-Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of future revenue and operating margin performance and other operating prospects. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on Quest Software’s relationships with customers, strategic partners and vendors; reductions or delays in information technology spending; variations in demand or the size and timing of customer orders; competitive conditions in Quest Software’s various product areas; rapid technological change; risks associated with the development and market acceptance of new products and product strategies; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and risks associated with international operations; the need to attract and retain qualified employees; risks associated with Quest Software’s ongoing patent litigation; and other risks inherent in software businesses. For a discussion of these and other related risks, please refer to Quest Software’s recent SEC filings, including the Annual Report on Form 10-K for the year ended Dec. 31, 2010 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Quest Software undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Social Networks:

Twitter

Facebook

LinkedIn

Quest TV

Web Links Referenced in this Release:

Quest Software, Inc.: www.quest.com

Twitter: http://twitter.com/#!/Quest

Facebook: http://www.facebook.com/#!/pages/Quest-Software/65026711832

LinkedIn: http://www.linkedin.com/companies/quest-software

Quest TV: http://www.quest.com/tv/

Quest Software Reports Third Quarter 2011 Results – page 5 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED INCOME STATEMENTS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2011	2010	2011	2010
Revenues:
Licenses	$87,968	$80,582	$232,334	$222,663
Services	132,432	112,460	379,193	327,652

Total revenues	220,400	193,042	611,527	550,315
Cost of revenues:
Licenses	2,674	2,465	7,008	6,178
Services	22,449	16,907	66,049	47,267
Amortization of purchased technology	6,291	4,105	16,190	12,564

Total cost of revenues	31,414	23,477	89,247	66,009

Gross profit	188,986	169,565	522,280	484,306
Operating expenses:
Sales and marketing	84,016	74,107	252,728	214,529
Research and development	42,905	38,124	127,745	110,140
General and administrative	27,154	21,585	83,426	60,758
Amortization of other purchased intangible assets	5,025	3,186	12,970	9,512

Total operating expenses	159,100	137,002	476,869	394,939

Income from operations	29,886	32,563	45,411	89,367
Other (expense) income, net	(5,494)	1,743	(3,651)	(5,706)

Income before income tax provision	24,392	34,306	41,760	83,661
Income tax provision	2,926	5,805	10,336	22,158

Net income	$21,466	$28,501	$31,424	$61,503

Net income per share:
Basic	$0.25	$0.31	$0.36	$0.68

Diluted	$0.25	$0.31	$0.35	$0.66

Weighted average shares:
Basic	84,956	90,540	88,243	89,883
Diluted	86,359	93,161	90,287	92,522

Quest Software Reports Third Quarter 2011 Results – page 6 of 11

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call and webcast to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization of intangible assets acquired with business combinations, stock-based compensation expenses, non-recurring compensation expense, acquisition related costs, retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland, and patent infringement litigation costs. The Company’s basis for these adjustments is described below.

Quest Software’s management prepares and uses non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that non-GAAP reporting provides a meaningful representation of the Company’s on-going economic performance and therefore uses non-GAAP reporting internally to evaluate and manage the Company’s operations. Management believes excluding charges such as those described above from its GAAP results facilitates investors’ understanding of the Company’s ongoing business operating results. These non-GAAP financial measures also facilitate comparisons to the operating results of the Company’s competitors and provide investors with transparency with respect to the supplemental information used by management in its operational and financial decision making. These non-GAAP financial measures are not intended to be considered in isolation or as a substitute for measures of financial performance prepared in conformity with GAAP.

Management excludes the expenses described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•

The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of intangible asset amortization that are related to business combinations and acquisition related costs, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

Amortization costs are fixed at the time of an acquisition, then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Quest Software Reports Third Quarter 2011 Results – page 7 of 11

•

Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense and its related tax impact are excluded as such charges are generally fixed at the time of grant and amortized over a period of several years and cannot be changed or influenced by management after the grant.

•	Stock-based compensation is not an expense that typically requires or will require cash settlement by the Company.

•	Compensation expense related to the tax impact of a previously issued and subsequently cancelled option grant is excluded as this is non-recurring.

•

Litigation costs arising from our patent litigations are non-recurring. The Company believes they are not indicative of future operating results and that investors benefit from an understanding of Quest Software’s operating results without giving effect to them.

•	Retention bonus and severance costs related to the establishment of our Business Operations and Advanced Technology Center in Cork, Ireland are excluded because these expenses are non-recurring.

•	The estimated income tax effects on the above items adjust the provision for income taxes to reflect the effect of the non-GAAP adjustments on non-GAAP operating income.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity. Furthermore, the Company in the future may exclude amortization related to new business combinations from financial measures that it releases, and the Company expects to continue to incur stock-based compensation expenses.

Quest Software Reports Third Quarter 2011 Results – page 8 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Sep. 30		Nine Months Ended Sep. 30
	2011	2010	2011	2010
GAAP total cost of revenues	$31,414	$23,477	$89,247	$66,009
Amortization of purchased technology	(6,291)	(4,105)	(16,190)	(12,564)
Stock-based compensation expense	(244)	(329)	(798)	(711)
Retention bonus and severance costs	—	—	(29)	—

Non-GAAP total cost of revenues	$24,879	$19,043	$72,230	$52,734

GAAP gross profit	$188,986	$169,565	$522,280	$484,306
Amortization of purchased technology	6,291	4,105	16,190	12,564
Stock-based compensation expense	244	329	798	711
Retention bonus and severance costs	—	—	29	—

Non-GAAP gross profit	$195,521	$173,999	$539,297	$497,581

GAAP income from operations	$29,886	$32,563	$45,411	$89,367
Amortization of purchased technology	6,291	4,105	16,190	12,564
Amortization of other purchased intangible assets	5,025	3,186	12,970	9,512
Stock-based compensation expense	5,515	6,356	18,420	15,526
Non-recurring compensation expense	300	—	300	—
Professional fees relating to our previous restatement	—	96	—	272
Patent infringement litigation costs	1,273	498	3,042	498
Acquisition related costs	619	550	1,874	742
Retention bonus and severance costs	494	—	2,965	—

Non-GAAP income from operations	$49,403	$47,354	$101,172	$128,481

GAAP net income	$21,466	$28,501	$31,424	$61,503
Amortization of purchased technology	6,291	4,105	16,190	12,564
Amortization of other purchased intangible assets	5,025	3,186	12,970	9,512
Stock-based compensation expense	5,515	6,356	18,420	15,526
Non-recurring compensation expense	300	—	300	—
Professional fees relating to our previous restatement	—	96	—	272
Patent infringement litigation costs	1,273	498	3,042	498
Acquisition related costs	619	550	1,874	742
Retention bonus and severance costs	494	—	2,965	—
Other income	9	—	—	—
Tax effect of these adjustments	(5,646)	(6,582)	(12,318)	(10,402)

Non-GAAP net income	$35,346	$36,710	$74,867	$90,215

GAAP net income per basic share	$0.25	$0.31	$0.36	$0.68
Amortization of purchased technology	0.08	0.05	0.18	0.14
Amortization of other purchased intangible assets	0.06	0.04	0.15	0.11
Stock-based compensation expense	0.07	0.07	0.21	0.17
Patent infringement litigation costs	0.01	0.01	0.04	0.01
Acquisition related costs	0.01	0.01	0.02	0.01
Retention bonus and severance costs	0.01	—	0.03	—
Tax effect of these adjustments	(0.07)	(0.07)	(0.14)	(0.12)

Non-GAAP net income per basic share	$0.42	$0.41	$0.85	$1.00

Shares used in basic per share amounts	84,956	90,540	88,243	89,883

GAAP net income per fully diluted share	$0.25	$0.31	$0.35	$0.66
Amortization of purchased technology	0.07	0.04	0.18	0.14
Amortization of other purchased intangible assets	0.06	0.03	0.14	0.10
Stock-based compensation expense	0.07	0.07	0.21	0.17
Patent infringement litigation costs	0.01	0.01	0.04	0.01
Acquisition related costs	0.01	0.01	0.02	0.01
Retention bonus and severance costs	0.01	—	0.03	—
Tax effect of these adjustments	(0.07)	(0.07)	(0.14)	(0.11)

Non-GAAP net income per fully diluted share	$0.41	$0.39	$0.83	$0.98

Shares used in fully diluted per share amounts	86,359	93,161	90,287	92,522

Quest Software Reports Third Quarter 2011 Results – page 9 of 11

QUEST SOFTWARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TO MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURES (Continued)

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$84,016	$42,905	$27,154	$5,025	$159,100
Amortization - other purchased intangible assets	—	—	—	(5,025)	(5,025)
Stock-based compensation expense	(1,653)	(1,679)	(1,939)	—	(5,271)
Non-recurring compensation expense		(300)			(300)
Patent infringement litigation costs	—	—	(1,273)	—	(1,273)
Retention bonus and severance costs	29	—	(523)	—	(494)
Acquisition related costs	—	—	(619)	—	(619)

Non-GAAP operating expenses	$82,392	$40,926	$22,800	$—	$146,118

	Three Months Ended September 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$74,107	$38,124	$21,585	$3,186	$137,002
Amortization - other purchased intangible assets	—	—	—	(3,186)	(3,186)
Stock-based compensation expense	(1,991)	(2,336)	(1,700)	—	(6,027)
Patent infringement litigation costs			(498)		(498)
Professional fees for our previous restatement	—	—	(96)	—	(96)
Acquisition related costs	—	—	(550)	—	(550)

Non-GAAP operating expenses	$72,116	$35,788	$18,741	$—	$126,645

	Nine Months Ended September 30, 2011
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$252,728	$127,745	$83,426	$12,970	$476,869
Amortization - other purchased intangible assets	—	—	—	(12,970)	(12,970)
Stock-based compensation expense	(5,444)	(5,445)	(6,733)	—	(17,622)
Non-recurring compensation expense		(300)			(300)
Patent infringement litigation costs	—	—	(3,042)	—	(3,042)
Retention bonus and severance costs	(1,616)	—	(1,320)	—	(2,936)
Acquisition related costs	—	—	(1,874)	—	(1,874)

Non-GAAP operating expenses	$245,668	$122,000	$70,457	$—	$438,125

	Nine Months Ended September 30, 2010
	Sales and Marketing	Research and Development	General and Administrative	Amortization of Other Purchased Intangible Assets	Total Operating Expenses
GAAP operating expenses	$214,529	$110,140	$60,758	$9,512	$394,939
Amortization - other purchased intangible assets	—	—	—	(9,512)	(9,512)
Stock-based compensation expense	(4,352)	(5,346)	(5,117)	—	(14,815)
Patent infringement litigation costs			(498)		(498)
Professional fees for our previous restatement	—	—	(272)	—	(272)
Acquisition related costs	—	—	(742)	—	(742)

Non-GAAP operating expenses	$210,177	$104,794	$54,129	$—	$369,100

Quest Software Reports Third Quarter 2011 Results – page 10 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30 2011	December 31 2010
ASSETS
Current assets:
Cash and cash equivalents	$193,798	$356,533
Short-term investments	37,132	90,284
Accounts receivable, net	159,954	179,621
Prepaid expenses and other current assets	33,909	48,312
Deferred income taxes	5,510	6,677

Total current assets	430,303	681,427
Property and equipment, net	84,476	70,854
Long-term investments	25,799	45,466
Intangible assets, net	95,728	62,785
Goodwill	753,092	706,224
Deferred income taxes	48,494	46,985
Other assets	56,033	21,843

Total assets	$1,493,925	$1,635,584

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,723	$5,512
Accrued compensation	49,645	55,185
Other accrued expenses	40,381	32,600
Loans payable	587	521
Deferred revenue	351,786	324,121

Total current liabilities	452,122	417,939

Long-term liabilities:
Deferred revenue	105,816	100,264
Income taxes payable	36,187	41,385
Loans payable	32,310	32,730
Other long-term liabilities	16,713	11,000

Total long-term liabilities	191,026	185,379

Total liabilities	643,148	603,318
Stockholders’ equity	850,777	1,032,266

Total liabilities and stockholders’ equity	$1,493,925	$1,635,584

Quest Software Reports Third Quarter 2011 Results – page 11 of 11

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30
	2011	2010	2011	2010
Cash flows from operating activities:
Net income	$21,466	$28,501	$31,424	$61,503
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,922	10,714	40,720	32,493
Compensation expense associated with stock-based payments	5,514	6,355	18,420	15,526
Unrealized foreign currency losses (gains), net	7,251	(5,934)	4,022	(196)
Deferred income taxes	8	212	(75)	5,237
Excess tax benefit related to stock-based compensation	(186)	(893)	(2,055)	(2,211)
Other non-cash adjustments, net	120	327	1,043	1,011
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(24,500)	(16,390)	28,204	15,099
Prepaid expenses and other current assets	(3,703)	(626)	(2,103)	3,371
Other assets	(835)	(612)	1,471	1,486
Accounts payable	(1,312)	1,719	1,993	1,379
Accrued compensation	(5,956)	2,694	(11,849)	(4,135)
Other accrued expenses	(3,445)	1,978	(1,608)	(1,952)
Income taxes payable	(607)	(15,796)	19,060	(7,208)
Deferred revenue	15,229	6,250	12,285	3,161
Other liabilities	(281)	(231)	(3,419)	(1,513)

Net cash provided by operating activities	23,685	18,268	137,533	123,051

Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired	(91)	(56,077)	(89,519)	(57,058)
Purchases of property and equipment	(3,645)	(4,434)	(20,959)	(11,265)
Cash paid for software rights	—	(2,229)	—	(2,229)
Change in restricted cash	2,032	(107)	(5,871)	767
Purchases of cost method investments	(2,352)	—	(29,586)	—
Purchases of investment securities	(3,661)	(83,910)	(8,797)	(216,193)
Sales and maturities of investment securities	17,564	32,076	81,126	139,322
Notes receivable from a cost method investee	—	—	—	(2,000)
Cash paid for intellectual property	(59)	—	(1,559)	—
Change in notes receivable	(100)	—	(850)	—

Net cash used in investing activities	9,688	(114,681)	(76,015)	(148,656)

Cash flows from financing activities:
Repayment of loans payable	(137)	(127)	(375)	(32,466)
Repurchases of common stock	(46,795)	—	(252,540)	(37,373)
Repayment of capital lease obligations	(122)	(57)	(191)	(190)
Cash paid for line of credit fees	—	—	(500)	—
Proceeds from the exercise of stock options	4,281	13,974	29,206	37,271
Excess tax benefit related to stock-based compensation	186	893	2,055	2,211

Net cash used in financing activities	(42,587)	14,683	(222,345)	(30,547)

Effect of exchange rate changes on cash and cash equivalents	(1,082)	2,848	(1,908)	478

Net (decrease) increase in cash and cash equivalents	(10,296)	(78,882)	(162,735)	(55,674)
Cash and cash equivalents, beginning of period	204,094	316,148	356,533	292,940

Cash and cash equivalents, end of period	$193,798	$237,266	$193,798	$237,266